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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 15, 2002
                Date of earliest event reported: January 9, 2002

                                 SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)

          California                     72870                   93-0925818
(State or other jurisdiction of    (Commission File           (I.R.S.Employer
incorporation or organization)      Number)                  Identification No.)

            101 Rowland Way, Suite 110  Novato, CA                94945
            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:          (415) 893-8000


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                       INFORMATION INCUDED IN THIS REPORT

Items 1 through 4, and items 6, 8 and 9 Not Applicable.

ITEM 5.  OTHER EVENTS.

On January 9, 2002, Sonic Solutions announced that they entered into a Licensing Agreement with Microsoft Corp., whereby Microsoft has licensed Sonic's DVD-Video-authoring technology. Under the terms of the multiyear agreement, Sonic will provide core technology and development expertise to Microsoft. The companies will also cooperate in a number of ways in marketing, customer education, and standards development for their DVD-related products.

Forward looking statements made in this periodic report on Form 8-K, including those in the press release attached hereto as exhibit 99.1, that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements involve risks and uncertainties, some of which are more fully described in our filings with the Securities and Exchange Commission, including the Registration Statement filed on November 8, 2001.

ITEM 7.  EXHIBITS.

       99.1    Press Release dated January 9, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Novato, State of California, on the 15th day of January 2002.

       SONIC SOLUTIONS

                 Signature                                            Date
                 ---------                                            ----

        /s/ Robert J. Doris                                     January 15, 2002
        -------------------
          Robert J. Doris
          President and Director (Principal Executive Officer)


        /s/ A. Clay Leighton                                    January 15, 2002
        --------------------
          A. Clay Leighton
          Senior Vice President of Worldwide Operations and
          Finance and Chief Financial Officer (Principal
          Financial Accounting Officer)


EXHIBIT INDEX

         Exhibit                          Description
         -------   -------------------------------------------------------------

         99.1      Press Release dated January 9, 2002

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